Dreyfus Florida
Municipal Money Market Fund

ANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Municipal Money Market Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2001, the fund produced a yield of 3.29%. Taking into account the effects of compounding, the fund provided an effective yield of 3.34% for the same period.(1)

We attribute the fund's performance primarily to our strategy of capturing then current higher yields for as long as we deemed practical while interest rates declined.

What is the fund's investment approach?

The fund seeks a high level of current income exempt from federal income tax and Florida intangible property tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Florida-exempt issuers. Second, we actively manage the
portfolio's   average   maturity  in  anticipation  of  what  we  believe  are
supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn cause us to lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity in an effort to take advantage of then current opportunities. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented the primary driver of the fund's performance during the reporting period. Economic weakness was particularly severe in the technology and manufacturing industry sectors, where slower sales and abnormally high inventories of unsold goods led to lower stock prices. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by 2.75 percentage points in six separate moves during the first half of 2001. In this environment, yields on tax-exempt money market instruments generally fell.

In anticipation of falling interest rates, we extended the fund's weighted average maturity -- a measure of sensitivity to changing interest rates -- to the long end of its range. This strategy enabled the fund to capture prevailing yields for as long as we deemed practical, while interest rates declined.

From a security selection perspective, variable-rate demand notes (VRDNs) provided the most attractive risk-reward characteristics, in our opinion. Accordingly, more than 59% of the fund's assets were invested in VRDNs as of the end of the reporting period. The remainder of assets was primarily invested in a "laddered" portfolio of municipal notes and commercial paper in which securities mature at predetermined intervals. This strategy is generally designed to enhance our ability to lengthen or shorten the fund's weighted average maturity
in   anticipation   of   near-term   technical   factors  in  the  marketplace.

What is the fund's current strategy?

Over the near term, we expect the market to be influenced by changes in the balance between the supply of and demand for tax-exempt money market instruments from Florida issuers. Demand for tax-exempt money market instruments has intensified from individuals seeking an investment alternative to a highly volatile stock market. At the same time, Florida municipalities issued only slightly more short-term debt than during the same period one year earlier.


However, the supply situation may change if a slower economy begins to put pressure on tax revenues. For this reason, the fund is maintaining its focus on VRDNs, which we believe should afford the fund relatively high degrees of liquidity and credit quality.

In addition, while we have continued to maintain the fund' s relatively long-weighted average maturity to maintain competitive yields, we have allowed it to shorten naturally as existing holdings near their maturity dates. This strategy is designed to enable the fund to maintain flexibility amid ongoing economic uncertainty. Of course, markets, strategy and portfolio composition can change at any time.

July 16, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2001

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Alachua County School District, GO Notes, Refunding

   5.15%, 1/1/2002 (Insured; FSA)                                                               900,000                  905,695

Boca Raton, Special Assessment Revenue, Refunding

   5%, 7/1/2002 (Insured; AMBAC)                                                                385,000                  392,906

Brevard County, Private School Revenue, VRDN

   (Holy Trinity Episcopal) 2.70% (LOC; First Union Bank)                                     2,655,000  (a)           2,655,000

Brevard County School Board, RAN

   3.30%, 5/3/2002                                                                            4,000,000                4,009,759

Broward County:

  Airport Exempt Facility Revenue, VRDN

    (Learjet Inc. Project)

      2.80% (LOC; Bank of America)                                                            1,000,000  (a)           1,000,000

   IDR, VRDN:

      (GB Instruments Inc. Project)

         2.83% (LOC; Bank of America)                                                         2,660,000  (a)           2,660,000

      (Rex Three Project):

         2.80% (LOC; First Union Bank)                                                           40,000  (a)              40,000

         2.85% (LOC; First Union Bank)                                                        2,770,000  (a)           2,770,000

   Special Obligation Revenue, Refunding

      5.50%, 1/1/2002 (Insured; AMBAC)                                                        1,000,000                1,010,827

Broward County Housing Finance Authority, SFMR, VRDN

   (Merlots) 2.85% (LOC: First Union Bank, FNMA and GNMA)                                        50,000  (a)              50,000

Broward County Professional Sports Facilities, Tax Revenue

   (Civic Arena Project) 4.50% (Insured; MBIA)                                                  800,000                  800,387

Capital Projects Finance Authority, Revenues, VRDN

   (Hospital Association Capital Projects Loan) 3.25%                                         1,145,000  (a)           1,145,000

Dade County:

  Aviation Revenue, Refunding

      4.90%, 10/1/2001 (Insured; MBIA)                                                          150,000                  150,610

   GO Notes 6.70%, 6/1/2002 (Insured; AMBAC)                                                    375,000                  387,451

   Seaport Improvement, GO Bonds:

      6.25%, 10/1/2001                                                                          290,000  (b)             294,248

      6.50%, 10/1/2001                                                                        1,000,000  (b)           1,015,112

Dade County Industrial Development Authority, IDR, VRDN

  (Empire Art Productions Project)

   2.90% (LOC; First Union Bank)                                                                500,000  (a)             500,000

Dade County School District, GO Notes:

   5%, 2/15/2002 (Insured; MBIA)                                                                300,000                  302,748

   5.75%, 8/1/2001 (Insured; FGIC)                                                            2,260,000                2,262,596

   Refunding 5%, 7/15/2001 (Insured; AMBAC)                                                   1,250,000                1,250,320

Escambia County Housing Finance Authority, SFMR, VRDN

   (Merlots) 2.85% (LOC: First Union Bank, FNMA and GNMA)                                     4,665,000  (a)           4,665,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State of Florida, Pollution Control Improvements

  GO Bonds:

      6%, 7/1/2001                                                                              500,000  (b)             505,000

      6.10%, 7/1/2001                                                                           250,000  (b)             252,500

      6.20%, 7/1/2001                                                                           750,000  (b)             757,500

      6.40%, 7/1/2001                                                                         1,250,000  (b)           1,262,500

Florida Board of Education Capital Outlay, Public Education

  GO Notes:

      4%, 1/1/2002                                                                              200,000                  200,466

      5.50%, 1/1/2002                                                                         1,700,000                1,719,347

      5.40%, 6/1/2002                                                                           135,000  (b)             139,468

      6%, 6/1/2002                                                                              140,000  (b)             145,322

      6.25%, 6/1/2002                                                                           100,000                  102,495

      6.625%, 6/1/2002                                                                        1,100,000  (b)           1,148,007

      Refunding 6.75%, 6/1/2002                                                                 150,000                  154,341

Florida Department of Transportation, GO Notes

   (Right of Way) 6.40%, 7/1/2002                                                               250,000                  258,432

Florida Development Finance Corporation, IDR, VRDN:

  (Byrd Technology Inc.)

      2.90% (LOC; First Union Bank)                                                           1,750,000  (a)           1,750,000

   (Florida Steel Project)

      2.90% (LOC; First Union Bank)                                                           1,200,000  (a)           1,200,000

   (Increte LLC Project)

      2.90% (LOC; First Union Bank)                                                           2,600,000  (a)           2,600,000

   (Sun and Skin Care Resources Project)

      2.90% (LOC; First Union Bank)                                                           1,000,000  (a)           1,000,000

   (Trese Inc. Project)

      2.90% (LOC; First Union Bank)                                                           1,600,000  (a)           1,600,000

Florida Division of Bond Finance Department, General Services

  Revenues, Department of National Resources and Preservation:

      5%, 7/1/2001 (Insured; AMBAC)                                                           1,625,000                1,625,000

      5%, 7/1/2001 (Insured; FSA)                                                               365,000                  365,000

      5.80%, 7/1/2001 (Insured; MBIA)                                                           400,000                  400,000

      6.60%, 7/1/2001                                                                           250,000  (b)             255,000

      6.70%, 7/1/2001                                                                         4,000,000  (b)           4,080,000

      6.75%, 7/1/2001                                                                           600,000  (b)             612,000

      6.25%, 7/1/2002                                                                           175,000  (b)             182,168

      Refunding 4.30%, 7/1/2002 (Insured; AMBAC)                                                240,000                  242,711

Florida Housing Finance Agency, Housing Revenue, VRDN

   (Caribbean Key) 2.75% (LOC; Key Bank)                                                     10,800,000  (a)          10,800,000

Florida Housing Finance Corporation, MFHR, VRDN

  (Falls of Venice Project)

   3.06% (LOC; FNMA)                                                                          8,750,000  (a)           8,750,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Florida Turnpike Authority, Turnpike Revenue:

   7%, 7/1/2001                                                                                 250,000  (b)             255,000

   7.125%, 7/1/2001                                                                           1,130,000  (b)           1,152,600

Greater Orlando Aviation Authority, Airport Facilities Revenue

   Refunding 5.45%, 10/1/2001 (Insured; AMBAC)                                                  100,000                  100,329

Halifax Hospital Medical Center, GO Notes, TAN

   3.75%, 3/15/2002                                                                           4,000,000                4,012,257

Highlands County Health Facilities Authority, Revenues, VRDN:

  (Adventist Health Systems)

      2.77% (Insured; MBIA and LOC; Bank of America)                                          5,000,000  (a)           5,000,000

   (Adventist Health Systems/Sunbelt)

      2.75% (LOC; SunTrust Bank)                                                              5,900,000  (a)           5,900,000

Hillsborough County Industrial Development Authority

   PCR, VRDN (Tampa Electric Co. Project) 3.45%                                               8,800,000  (a)           8,800,000

Inland Protection Financing Corporation, Special Obligation

   Revenue 5%, 1/1/2002 (Insured; FSA)                                                          250,000                  251,955

City of Jacksonville, IDR, VRDN

  (Florida University Health Science Center)

   2.95% (LOC; Bank of America)                                                               1,700,000  (a)           1,700,000

Lee County Housing Finance Authority, SFMR, VRDN

   (Merlots) 2.85% (LOC: First Union Bank, FNMA and GNMA)                                     5,650,000  (a)           5,650,000

Leon County, Capital Improvement Revenue, Refunding

   5.25%, 10/1/2001 (Insured; AMBAC)                                                            200,000                  200,389

Marion County Industrial Development Authority, IDR

  Refunding, VRDN (Convalescent Centers Project)

   2.95% (LOC; Norwest Bank)                                                                    650,000  (a)             650,000

Martin County, SWDR, VRDN

   (Power and Light Company Project) 3.45%                                                    4,050,000  (a)           4,050,000

City of Melbourne, Water and Sewer Revenue

   4.50%, 10/1/2001 (Insured; FGIC)                                                             175,000                  174,957

Miami-Dade County, Solid Waste Systems Revenue

   3.90%, 10/1/2001 (Insured; AMBAC)                                                          2,125,000                2,122,137

Miami-Dade County Educational Facilities Authority

  College and University Revenue:

    Refunding

         4.40%, 4/1/2002 (Insured; AMBAC)                                                       200,000                  201,644

      VRDN

         (Florida International University Foundation Project)

          2.70% (LOC; SunTrust Bank)                                                          5,500,000  (a)           5,500,000

Miami-Dade County Housing Finance Authority, Housing Revenue

  (Home Ownership Mortgage)

   3.40%, 5/1/2002 (LOC; Trinity Funding Corp.)                                               7,000,000                7,000,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

vMiami-Dade County Industrial Development Authority, IDR, VRDN:

   (EEG Properties Inc. Project) 2.90% (LOC; First Union Bank)                                1,035,000  (a)           1,035,000

   (Fine Art Lamps Project) 2.80% (LOC; SunTrust Bank)                                        2,800,000  (a)           2,800,000

   (Futurama Project) 2.88% (LOC; SouthTrust Bank)                                            1,420,000  (a)           1,420,000

   (Professional Modification) 2.75% (LOC; Deutsche Bank)                                    14,200,000  (a)          14,200,000

Miami Health Facilities Authority, Health Facilities Revenue

   (Mercy Hospital Project) 6.75%, 8/1/2001                                                   1,000,000  (b)           1,021,900

North Brevard Recreation Special District, GO Notes

  Parks and Recreation Program

   4.25%, 7/1/2002 (Insured; AMBAC)                                                             435,000                  440,307

North Broward Hospital District, HR, Refunding:

   6%, 1/1/2002                                                                                 100,000  (b)             101,432

   6.25%, 1/1/2002                                                                              450,000  (b)             465,128

Orange County, Sales Tax Revenue, Refunding

   4.40%, 1/1/2002 (Insured; FGIC)                                                              200,000                  200,850

Orange County Health Facilities Authority, Revenues, VRDN

  (Florida Hospital Health Association)

  2.85% (Liquidity Facility: The Bank of New York, Bank of Nova

   Scotia and Banque Paribas and LOC; CDC Funding Corp.)                                      5,000,000  (a)           5,000,000

Orange County Housing Finance Authority, MFHR:

   (Oakwood Project) 3.55%, 10/1/2001 (LOC; Fleet Bank)                                       6,000,000                6,000,000

   VRDN 3.06% (LOC; Bank of America)                                                          5,630,000  (a)           5,630,000

Orlando Utilities Commission, Water and Electric Revenue:

   6.50%, 10/1/2001                                                                           1,240,000  (b)           1,271,028

   8%, 4/1/2002                                                                                 350,000  (b)             362,825

Palm Beach County, IDR, VRDN:

  (Palm Beach Bedding Company Project)

      2.80% (LOC; First Union Bank)                                                           3,885,000  (a)           3,885,000

   Refunding (Eastern Metal Supply)

      2.80% (LOC; First Union Bank)                                                           4,850,000  (a)           4,850,000

Palm Beach County Housing Finance Authority, MFHR, VRDN

  (Azalea Place Apartments Project)

   3.06% (LOC; SunTrust Bank)                                                                 2,600,000  (a)           2,600,000

Pinellas County Housing Finance Authority, SFHR

  Multi-County Program

   3.25%, 10/1/2001 (Trinity Funding Corp.)                                                   5,000,000                5,000,000

Pinellas County Industrial Development Authority, IDR, VRDN

   (Van Tel Plastics Project) 2.80% (LOC; First Union Bank)                                   4,495,000  (a)           4,495,000

Putnam County Development Authority, PCR:

  (NRU-Seminole Electric)

      3.25%, 9/15/2001                                                                        3,500,000                3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Putnam County Development Authority, PCR (continued):

  (Seminole Electric Cooperative)

      2.70%, 12/15/2001                                                                       3,500,000                3,500,000

Reedy Creek Improvement District, Utilities Revenue:

   6.25%, 10/1/2001                                                                           1,665,000  (b)           1,694,916

   6.50%, 10/1/2001                                                                           1,500,000  (b)           1,522,521

St. John's County Housing Finance Authority, MFHR, VRDN

  (Ponce Harbor Apartments)

   2.75% (LOC; SouthTrust Bank)                                                               6,000,000  (a)           6,000,000

St. Lucie County, SWDR, Refunding, VRDN

   (Florida Power and Light Co. Project) 3.45%                                                5,000,000  (a)           5,000,000

St. Petersburg Public Improvement, Auto Parking Revenue

   Refunding 6%, 2/1/2002 (Insured; MBIA)                                                     1,500,000                1,523,009

Sunshine State Governmental Financing Commission, CP

  (Coral Gables):

    3.15%, 10/12/2001 (Liquidity Facility;

         Toronto-Dominion Bank)                                                               6,000,000                6,000,000

      3.30%, 9/12/2001 (Liquidity Facility;

         Dexia Credit Locale de France)                                                         500,000                  500,000

Tallahassee:

  IDR, VRDN

      (Rose Printing Co. Inc. Project)
      2.90% (LOC; First Union Bank)                                                           2,200,000  (a)           2,200,000

   Municipal Airport Revenue, Refunding

      4.60%, 10/1/2001 (Insured; AMBAC)                                                         165,000                  165,098

Tampa Bay, Water Utility Systems Revenue, Refunding

   3.70%, 10/1/2001 (Insured; FGIC)                                                             300,000                  299,232

Tampa Tax Allocation, Cigarette, Tobacco and Liquor Taxes

  Revenue (H. Lee Moffitt Cancer Center)

   5%, 3/1/2002 (Insured; AMBAC)                                                                800,000                  808,841

Volusia County School District, Refunding, GO Notes

   6%, 8/1/2001 (Insured; FGIC)                                                                 250,000                  250,350
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $216,827,264)                                                             99.0%              216,838,621

CASH AND RECEIVABLES (NET)                                                                         1.0%                2,205,303

NET ASSETS                                                                                       100.0%              219,043,924


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 69.6

AAA/AA(c)                        AAA/AA(c)                       AAA/AA(c)                                        20.8

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      9.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT JUNE 30, 2001, THE FUND HAD $62,145,000  (28.4% OF NET ASSETS)  INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           216,827,264   216,838,621

Cash                                                                    778,130

Interest receivable                                                   1,588,512

Prepaid expenses and other assets                                         6,805

                                                                    219,212,068
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            96,255

Accrued expenses and other liabilities                                   71,889

                                                                        168,144
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      219,043,924
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     219,048,425

Accumulated net realized gain (loss) on investments                     (15,858)

Accumulated gross unrealized appreciation of investments                 11,357
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      219,043,924
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
  of Beneficial Interest authorized)                                219,048,425

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,837,376

EXPENSES:

Management fee--Note 2(a)                                            1,145,809

Shareholder servicing costs--Note 2(b)                                 156,757

Professional fees                                                       48,362

Trustees' fees and expenses--Note 2(c)                                  44,806

Custodian fees                                                          28,785

Registration fees                                                       14,788

Prospectus and shareholders' reports                                    10,061

Miscellaneous                                                            9,910

TOTAL EXPENSES                                                       1,459,278

Less--reduction in management fee due to
   undertaking--Note 2(a)                                              (90,676)

NET EXPENSES                                                         1,368,602

INVESTMENT INCOME--NET                                               7,468,774
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  9,475

Net unrealized appreciation (depreciation) on investments                7,739

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  17,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,485,988

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended June 30,
                                                 -------------------------------
                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,468,774            6,779,843

Net realized gain (loss) on investments             9,475               12,657

Net unrealized appreciation (depreciation)
   of investments                                   7,739                2,631

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,485,988            6,795,131
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (7,468,774)          (6,779,843)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 714,182,148         783,768,832

Dividends reinvested                            6,625,372           6,094,083

Cost of shares redeemed                      (694,683,081)       (773,321,107)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            26,124,439          16,541,808

TOTAL INCREASE (DECREASE) IN NET ASSETS        26,141,653          16,557,096
------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           192,902,271         176,345,175

END OF PERIOD                                 219,043,924         192,902,271

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                 Year Ended June 30,
                                                                   ----------------------------------------------
                                                                 2001       2000        1999       1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00        1.00       1.00        1.00

Investment Operations:

Investment income--net                                           .033       .031        .027       .031        .030

Distributions:

Dividends from investment income--net                           (.033)     (.031)      (.027)     (.031)      (.030)

Net asset value, end of period                                   1.00       1.00        1.00       1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.34       3.18        2.71       3.12        3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                     .60        .60         .57        .59         .57

Ratio of net investment income
   to average net assets                                         3.26       3.15        2.67       3.08        3.02

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .04        .05         .09        .10         .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         219,044    192,902     176,345    164,923     144,880

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, $7,000 of the carryover expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Manager had undertaken through June 30, 2001, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $90,676 during the period ended June 30, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged $112,030 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $31,036 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receive an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Florida Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Municipal Money Market Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                            E&Y LOGO
                                                            ERNST & YOUNG LLP

New York, New York
August 6, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as " exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).


                        For More Information

                        Dreyfus Florida Municipal Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                         New York, NY 10286

                        Transfer Agent &
                         Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  741AR0601